Summary Prospectus	April 26, 2024
Invesco V.I. Equity and Income Fund
Series I shares and Series II shares

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated April 26, 2024 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective(s)
The Fund's investment objectives are both capital appreciation and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares or Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

Shareholder Fees (fees paid directly from your investment)
	Series I shares	Series II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Series I shares	Series II shares
Management Fees	0.38%	0.38%

Distribution and/or Service (12b-1) Fees	None	0.25

Other Expenses	0.18	0.18

Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	0.57	0.82

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example does not represent the effect of any fees or expenses assessed in connection with your variable product, and if it did, expenses would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Series I shares	$58	$183	$318	$714

Series II shares	$84	$262	$455	$1,014

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities, and in derivatives and other instruments that have economic characteristics similar to such securities.
The Fund may invest in securities of issuers of all capitalization sizes; however, under normal market conditions, it is currently expected that the Fund will invest a substantial percentage of its assets in large-capitalization issuers.
The Fund invests, under normal circumstances, a majority of its net assets in income-producing equity investments, including, dividend paying common or preferred stocks, interest paying convertible debentures or bonds, or zero coupon convertible securities (on which the Fund accrues income for tax and accounting purposes, but receives no cash).
The Fund may invest in income-producing equity instruments, debt securities and warrants or rights to acquire such securities, in such proportions as economic conditions indicate would best accomplish the Fund’s objectives. It is the current operating policy of the Fund to invest in debt securities rated investment grade. This operating policy does not apply to convertible securities, which are selected primarily on the basis of their equity characteristics.
The Fund also invests in U.S. government obligations, including Treasury bills and notes, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.
The Fund may invest up to 15% of its net assets in real estate investment trusts (REITs).
The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include depositary receipts.
1        Invesco V.I. Equity and Income Fund
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The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and options.
The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Fund can use futures contracts to seek exposure to certain asset classes, to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated and to manage duration.
The Fund can use options to seek investment return or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
In selecting securities, the portfolio managers focus on a security’s potential for income with safety of principal and long-term growth of capital. The portfolio managers emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. The portfolio managers look for catalysts for change that may positively impact a company. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company.
The Fund may dispose of a security when, in the opinion of the portfolio managers, the security reaches the portfolio managers’ estimate of value or when the portfolio managers identify a more attractive investment opportunity.
In attempting to meet its investment objective or to manage subscription and redemption requests, the Fund may engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or adverse investor sentiment generally. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Investing in Stocks Risk. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Fund’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
U.S. Government Obligations Risk. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. Stocks of small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may
2        Invesco V.I. Equity and Income Fund
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be more volatile and less liquid than those of more established companies. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.
Rights and Warrants Risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
Sector Focus Risk. The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
REIT Risk/Real Estate Risk. Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid than larger companies. If a real estate related company defaults on certain types of debt obligations held by the Fund, the Fund may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Value Investing Risk. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of value companies may underperform the securities of growth companies or the overall stock market.
Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund, including by adversely impacting the Fund’s operations, universe of potential investment options, and return potential.
Active Trading Risk. Active trading of portfolio securities may result in added expenses and a lower return.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience
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losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Series I shares of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a style-specific benchmark and a broad-based securities market benchmark (in that order). The bar chart and performance table below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower. The Fund's past performance is not necessarily an indication of its future performance.
Fund performance reflects any applicable fee waivers and expense reimbursements. Performance returns would be lower without applicable fee waivers and expense reimbursements.
All Fund performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund's expenses.
The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).
Updated performance information is available on the Fund’s website at www.invesco.com/us.

Annual Total Returns

Series I	Period Ended	Returns
Best Quarter	December 31, 2020	16.61%
Worst Quarter	March 31, 2020	-20.32%

Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception Date	1 Year	5 Years	10 Years
Series I	6/1/2010	10.56%	9.93%	7.06%

Series II	4/30/2003	10.24	9.64	6.78

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[1]		11.46	10.91	8.40

Bloomberg U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)		5.72	1.41	1.97

S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]		26.29	15.69	12.03

1
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the Russell 1000® Value Index  to the S&P 500® Index to reflect that the S&P 500® Index can be considered more broadly representative of the overall applicable securities market.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Brian Jurkash	Portfolio Manager (co-lead)	2015

Matthew Titus, CFA	Portfolio Manager (co-lead)	2016

Chuck Burge	Portfolio Manager	2010

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)*

*Predecessor fund refers to the The Universal Institutional Funds, Inc. Equity and Income Portfolio, which was reorganized into the Fund after the close of business on June 1, 2010.
Purchase and Sale of Fund Shares
You cannot purchase or sell (redeem) shares of the Fund directly. Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares. For more information, see “Other Information—Purchase and Redemption of Shares” in the prospectus.
Tax Information
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through variable products, such distributions will be exempt from current taxation if left to accumulate within the variable product. Consult your variable insurance contract prospectus for additional tax information.
Payments to Insurance Companies
If you purchase the Fund through an insurance company or other financial intermediary, the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
4        Invesco V.I. Equity and Income Fund
invesco.com/usVK-VIEQI-SUMPRO-1